Execution Version
AMENDMENT NO. 1
Dated as of November 20, 2023
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of October 20, 2022
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
PNC BANK, NATIONAL ASSOCIATION,
ROYAL BANK OF CANADA,
TRUIST BANK,
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
_________________________
MIZUHO BANK, LTD.,
J.P. MORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS LLC,
RBC CAPITAL MARKETS,
TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 1
AMENDMENT NO. 1 dated as of November 20, 2023 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2026 (the “Extended Commitment Termination Date”), (ii) certain Existing Banks will agree to provide additional revolving credit commitments having as a termination date the Extended Commitment Termination Date (the “Extended Commitment Increase”) and (iii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);
WHEREAS, on the First Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;
WHEREAS, certain other financial institutions referred to herein as “Non-Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to not extend their existing Commitments; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the First Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and First Amendment Effective Date Transactions.
(a)    Each of the parties hereto agrees that, effective on the First Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)    On the First Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)    On the First Amendment Effective Date, The Bank of Nova Scotia’s role as a Co-Documentation Agent under the Existing Credit Agreement shall be terminated and they shall not be entitled to any fees with respect to that role.
(d)    On the First Amendment Effective Date, Truist Securities, Inc. and U.S. Bank National Association shall hereby be appointed as a Co-Lead Arranger and Truist Bank and U.S. Bank National Association shall hereby be appointed as a Co-Documentation Agent under the Amended Credit Agreement.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the First Amendment Effective Date; and
(c)    the execution and delivery of this Amendment and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated under the Amended Credit Agreement and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 7. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the First Amendment Effective Date unless otherwise indicated, and satisfaction of the conditions precedent set forth in (h) below:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank, and (iii) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C to the Amended Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;
(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the First Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including all such fees that are owed to each Non-Extending Bank required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the First Amendment Effective Date;
(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the First Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation;
(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent;
(h)    receipt by a requesting Bank of a new promissory Note, as applicable; and
(i)    no Default or Event of Default has occurred and is continuing, or would result from the extension of the Extended Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in the Amended Credit Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension).

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONAL RURAL UTILITIES
COOPERATION FINANCE CORPORATION
By: /s/ YU LING WANG
Name:    Yu Ling Wang
Title:    Senior Vice President and
Chief Financial Officer

Signature Page to Amendment No. – 2026 Facility

MIZUHO BANK, LTD., as Administrative Agent, Initial Issuing Bank and Extending Bank
By: /s/ EDWARD SACKS
Name:    Edward Sacks
Title:    Authorized Signatory

Signature Page to Amendment No. 1 – 2026 Facility

JPMORGAN CHASE BANK, N.A., as
Syndication Agent and Extending Bank
By: /s/ KHAWAJA TARIQ
Name:    Khawaja Tariq
Title:    Vice President
Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
KEYBANK NATIONAL ASSOCIATION
By: /s/ BENJAMIN COOPER
Name:    Benjamin Cooper
Title:    Senior Vice President

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DA TED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
MUFG BANK, LTD.
By: /s/ MICHAEL AGRIMIS
Name: Michael Agrimis
Title: Managing Director

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
PNC BANK, NATIONAL ASSOCIATION
By: /s/ JOSEPH MCELHINNY
Name: Joseph McElhinny
Title: Senior Vice President

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
REGIONS BANK
By: /s/ TEDRICK TARVER
Name: Tedrick Tarver
Title: Director

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $____________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
Royal Bank of Canada
By: /s/ BENJAMIN LENNON
Name: Benjamin Lennon
Title: Authorized Signatory

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $____________.
☒    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
THE BANK OF NOVA SCOTIA
By: /s/ DAVID DEWAR
Name: David Dewar
Title: Director

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $____________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
TRUIST BANK
By: /s/ JUSTIN LIEN
Name: Justin Lien
Title: Director

Signature Page to Amendment No. 1 – 2026 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $____________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
U.S. BANK NATIONAL ASSOCIATION
By: /s/ EUGENE BUTERA
Name: Eugene Butera
Title: Vice President
Signature Page to Amendment No. 1 – 2026 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
JPMorgan Chase Bank, N.A.	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
Truist Bank	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
Regions Bank	$125,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
KeyBank National Association	$70,000,000.00
The Bank of Nova Scotia*	$150,000,000.00
Total	$1,345,000,000.00

*Non-extending lender – commitment termination date of November 28, 2025

EXHIBIT A

NOT A LEGAL DOCUMENT
COMPOSITE COPY REFLECTING
AMENDMENT NO. 1
DATED AS OF NOVEMBER 20, 2023
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
October 20, 2022
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and
PNC BANK, NATIONAL ASSOCIATION,
~~THE BANK OF NOVA SCOTIA~~,
~~and~~
ROYAL BANK OF CANADA
TRUIST BANK
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
________________________
MIZUHO BANK, LTD.,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS LLC~~,~~
RBC CAPITAL MARKETS
TRUIST SECURITIES, INC.
and

~~THE BANK OF NOVA SCOTIA~~
~~and~~
U.S. BANK NATIONAL ASSOCIATION
~~RBC CAPITAL MARKETS~~
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
___________________
Page
ARTICLE 1
Definitions
Section 1.01.    Definitions    1
Section 1.02.     Accounting Terms and Determinations    ~~30~~31
Section 1.03.     Types of Borrowings    ~~31~~32
Section 1.04.     Letter of Credit    ~~31~~32
Section 1.05.     Divisions    ~~25~~33
Section 1.06.     Interest Rates; Benchmark Notification    33
ARTICLE 2
The Credits
Section 2.01.    Commitments to Lend and Issue Letters of Credit    ~~32~~33
Section 2.02.     Notice of Committed Borrowings    ~~35~~36
Section 2.03.     Competitive Bid Procedure    ~~35~~36
Section 2.04.     Notice to Banks; Funding of Loans    ~~38~~39
Section 2.05.     Notes    ~~39~~40
Section 2.06.     Maturity of Loans    ~~40~~41
Section 2.07.     Interest Rates    ~~40~~41
Section 2.08.     Method of Electing Interest Rates    ~~44~~45
Section 2.09.     Fees    ~~45~~46
Section 2.10.     Optional Termination or Reduction of Commitments    ~~47~~48
Section 2.11.     Mandatory Termination of Commitments    ~~47~~48
Section 2.12.     Optional Prepayments    ~~47~~48
Section 2.13.     General Provisions as to Payments    ~~47~~48
Section 2.14.     Funding Losses    ~~48~~49
Section 2.15.     Computation of Interest and Fees     49
Section 2.16.     Taxes    ~~49~~50
Section 2.17.     Increase of Commitments    ~~53~~54
Section 2.18.     Replacement of Banks    ~~54~~55
Section 2.19.     Defaulting Banks    ~~56~~57
Section 2.20.     Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;
Funding of Participations    ~~59~~60
Section 2.21.     ~~[Reserved]~~2025 Conversions    ~~67~~68
Section 2.22.     Extension of Commitment Termination Date    ~~67~~68
Section 2.23.    Swingline Loans    71

i

ARTICLE 3
Conditions
Section 3.01.    Effectiveness    ~~70~~72
Section 3.02.    [Reserved]    ~~71~~74
Section 3.03.    Borrowings and L/C Credit Extensions    ~~71~~74
ARTICLE 4
Representations and Warranties
Section 4.01.     Corporate Existence, Power and Authority    ~~72~~75
Section 4.02.     Financial Statements    ~~73~~76
Section 4.03.     Litigation    ~~7477~~
Section 4.04.     Governmental Authorizations    ~~74~~77
Section 4.05.    Members’ Subordinated Certificates    ~~74~~77
Section 4.06.     No Violation of Agreements    ~~74~~77
Section 4.07.     No Event of Default under the Indentures    ~~75~~78
Section 4.08.     Compliance with ERISA    ~~75~~78
Section 4.09.     Compliance with Other Laws    ~~76~~79
Section 4.10.     Tax Status    ~~76~~79
Section 4.11.     Investment Company Act    ~~76~~79
Section 4.12.     Disclosure    ~~76~~79
Section 4.13.     Subsidiaries    ~~76~~79
Section 4.14.     Environmental Matters    ~~76~~79
Section 4.15.     Anti-Corruption Laws and Sanctions    ~~77~~80
Section 4.16.     FinCEN Beneficial Ownership Certification    80
ARTICLE 5
Covenants
Section 5.01.     Corporate Existence     ~~78~~80
Section 5.02.     Disposition of Assets, Merger, Character of Business,
etc     ~~78~~81
Section 5.03.     Financial Information     ~~78~~81
Section 5.04.     Default Certificates     ~~79~~82
Section 5.05.     Notice of Litigation and Defaults     ~~80~~83
Section 5.06.     ERISA     ~~80~~83
Section 5.07.     Payment of Charges     ~~81~~84
Section 5.08.     Inspection of Books and Assets     ~~81~~84
Section 5.09.     Indebtedness     ~~81~~84
Section 5.10.     Liens     ~~82~~85
Section 5.11.     Maintenance of Insurance     ~~83~~86
Section 5.12.     Subsidiaries and Joint Ventures     ~~83~~86
Section 5.13.     Minimum TIER     ~~84~~87
Section 5.14.     Retirement of Patronage Capital     ~~84~~87

Section 5.15. Use of Proceeds     ~~84~~87
Section 5.16. Compliance with Laws     ~~85~~88

ARTICLE 6
Defaults

Section 6.01. Events of Default     ~~85~~88
Section 6.02. Actions In Respect Of Letters Of Credit Upon Default     ~~88~~90
Section 6.03. Notice of Default    ~~88~~91

ARTICLE 7
The Administrative Agent

Section 7.01. Appointment and Authorization    ~~88~~91
Section 7.02. Administrative Agent and Affiliates     ~~88~~91
Section 7.03. Action by Administrative Agent     ~~88~~91
Section 7.04. Consultation with Experts     ~~89~~91
Section 7.05. Liability of Administrative Agent     ~~89~~92
Section 7.06. Indemnification    ~~89~~92
Section 7.07. Credit Decision     ~~90~~93
Section 7.08. Successor Administrative Agent     ~~90~~93
Section 7.09. Co-Documentation Agents, Syndication Agent and
Co-Lead Arrangers Not Liable     ~~91~~93
Section 7.10. Calculations     ~~91~~94
Section 7.11. Erroneous ~~Payment~~ Payments     ~~91~~94

ARTICLE 8
Change in Circumstances

Section 8.01. [Reserved]     ~~93~~96
Section 8.02. Illegality     ~~93~~96
Section 8.03. Increased Cost and Reduced Return    ~~93~~96
Section 8.04. Base Rate Loans Substituted for Affected Term
    Benchmark Loans     ~~96~~99

ARTICLE 9
Miscellaneous

Section 9.01. Notices     ~~96~~99
Section 9.02. No Waivers     ~~98~~101
Section 9.03. Expenses; Documentary Taxes; Indemnification     ~~98~~101
Section 9.04. Sharing of Set-offs     ~~99~~101
Section 9.05. Amendments and Waivers     ~~99~~102
Section 9.06. Successors and Assigns     ~~100~~103
Section 9.07. Collateral     ~~103~~105
Section 9.08. Governing Law     ~~103~~106

Section 9.09. Counterparts; Integration    ~~103~~106
Section 9.10. Several Obligations     ~~104~~107
Section 9.11. Severability     ~~104~~107
Section 9.12. Confidentiality     ~~104~~107
Section 9.13. WAIVER OF JURY TRIAL     ~~105~~108
Section 9.14. USA Patriot Act     ~~105~~108
Section 9.15. [Reserved]     ~~105~~108
Section 9.16. Acknowledgement and Consent to Bail-In~~105~~ of Affected Financial Institutions
Schedules
Agent Schedule
Commitment Schedule
Existing Letters of Credit Schedule
Pricing Schedule
Schedule 5.03(a)        Non-GAAP Subsidiaries

Exhibits

Exhibit A        -        Form of Note
Exhibits B-1 and B-2:        -        Forms of RUS Guarantee
Exhibit C    -        Opinion of General Counsel for the Borrower
Annex A - Legal Actions
Annex B - Subsidiaries and Joint Ventures
Exhibit D         -        Assignment and Assumption Agreement
Exhibit E         -        U.S. Tax Certificates
Exhibit F        -        Form of Notice of Swingline Borrowing

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of October 20, 2022, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ~~THE BANK OF NOVA SCOTIA and~~ ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents.
WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into an Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016, Amendment No. 2 dated as of November 20, 2017, Amendment No. 3 dated as of November 28, 2018, Amendment No. 4 dated as of November 26, 2019 and Amendment No. 5 dated as of June 7, 2021 (collectively, the “Existing Credit Agreement”); and
WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and Co-Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
Section 1.01. Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2023 Amendment” means Amendment No. 1 to this Agreement dated as of November 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2023 Fee Letters” means those certain Fee Letters dated October 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“2025 Bank” means at any time, any Bank that has a 2025 Commitment or 2025 Credit Exposure at such time.
“2025 Commitment” means (i) with respect to each 2025 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2025 Commitment, the amount of the transferor 2025 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2025 Commitment Termination Date” means November 28, 2025 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day.
“2025 Conversion” has the meaning set forth in Section 2.21.
“2025 Conversion Offer” has the meaning set forth in Section 2.21.
“2025 Credit Exposure” means with respect to any 2025 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2025 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2025 Bank’s participation in L/C Obligations are deemed to be “held” by such 2025 Bank for purposes of this definition).
“2025 Facility” means at any time, the aggregate amount of the 2025 Commitments at such time and the 2025 Credit Exposure in respect thereof.
“2025 Loan” means a Loan made by a 2025 Bank.
“2026 Bank” means at any time, any Bank that has a 2026 Commitment or 2026 Credit Exposure at such time.

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“2026 Commitment” means (i) with respect to each 2026 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2026 Commitment, the amount of the transferor 2025 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2026 Commitment Termination Date” means November 28, 2026 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day, or if the Borrower has extended the Commitment Termination Date pursuant to Section 2.22(a), the Extended Commitment Termination Date.
“2026 Credit Exposure” means with respect to any 2026 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2026 Loans (including Swingline Loans) outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2026 Bank’s participation in L/C Obligations are deemed to be “held” by such 2026 Bank for purposes of this definition).
“2026 Facility” means at any time, the aggregate amount of the 2026 Commitments at such time and the 2026 Credit Exposure in respect thereof.
“2026 Loan” means a Loan made by a 2026 Bank.
“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) .10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) .10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Administrative Agent” means Mizuho Bank, Ltd., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the

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Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
“Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution.
“Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the Commitments.
“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.07 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.07), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.
“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.
“Anniversary Date” has the meaning set forth in Section 2.22(~~a~~g).
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.
“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law
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“Bank” means ~~at~~ any ~~time, any~~2025 Bank ~~that has a Commitment specified on the Commitment Schedule hereto or~~or any 2026 Bank, or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).
“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).
“Bank Parties” mean the Banks, the Swingline Lender and the Issuing Banks.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate Loan” means a Committed Loan or a Swingline Loan that bears interest at the Alternative Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, Section 2.07, the last sentence of Section 2.08(a) or Article 8.
“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule hereto in respect of the 2025 Facility or the 2026 Facility.
“Benchmark” means, initially, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Adjusted Term SOFR Rate, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (d) of Section 2.07.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(i). ~~(1)~~ the Adjusted Daily Simple SOFR; and
(ii). ~~(2)~~ the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documentation.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of the Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement and/or any Term Benchmark Revolving Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Domestic Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the

Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.
“CME Term SOFR Administrator ” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, ~~The Bank of Nova Scotia, and~~ RBC Capital Markets,1 Truist Securities, Inc. and U.S. Bank National Association, each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to ~~any~~each 2025 Bank, ~~the amount, if any, set forth opposite the name of such Bank on the~~such Bank’s 2025 Commitment ~~Schedule~~ and (ii) with respect ~~to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.~~each 2026 Bank, such Bank’s 2026 Commitment.

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means ~~November 28, 2025 or, if such day is not a Domestic Business Day, the immediately preceding Domestic Business Day.~~(i) with respect to 2025 Loans or 2025 Commitments, the 2025 Commitment Termination Date and (ii) with respect to 2026 Loans or 2026 Commitments, the 2026 Commitment Termination Date.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Competitive Bid” means an offer by a Bank to make a Competitive Loan in accordance with Section 2.03.
“Competitive Bid Rate” means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Bank making such Competitive Bid.
“Competitive Bid Request” means a request by the Borrower for Competitive Bids in accordance with Section 2.03.
“Competitive Loan” means a Loan made pursuant to Section 2.03.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means (i) with respect to ~~any~~each 2025 Bank ~~at any time~~, such Bank’s ~~Pro Rata Share of each of (i) the aggregate principal amount of the Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such Bank’s participation in L/C Obligations are~~

~~deemed to be “held” by such Bank for purposes of this definition).~~2025 Credit Exposure and (ii) with respect to each 2026 Bank, such Bank’s 2026 Credit Exposure.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.
“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Swingline Lender or any other Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Swingline Lender or any other Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans, Swingline Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a

“Effective Date” means November 19, 2015.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.
“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Code or, for purposes of Section 412 of the Code, under Section 414(b), (c), (m) or (o) of the Code.
“Erroneous Payment” has the meaning assigned to it in Section 7.11(a).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 7.11(c).
“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
“~~Euro Dollar Loan” has the meaning set forth in the Existing Credit Agreement.~~
“Event of Default” has the meaning set forth in Section 6.01.
“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient: (a) income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(a).
“Existing Credit Agreement” has the meaning set forth in the first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment Termination Date” means the date that is one (1) year after the Commitment Termination Date following an extension of the Commitment Termination Date pursuant to Section 2.22(a).
“Extension Date” has the meaning set forth in Section 2.22(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule in respect of the 2025 Facility or the 2026 Facility, as applicable.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011, as amended by the First Supplemental Note Purchase Agreement dated as of March 24, 2011, the Amended and Restated First Supplemental Note Purchase Agreement dated as of January 8, 2015, the Second Amended and Restated First Supplemental Note Purchase Agreement dated as of February 26, 2018, the Third Amended and Restated First Supplemental Note Purchase Agreement dated as of May 20, 2021, and the Fourth Amended and Restated First Supplemented Note Purchase Agreement dated as of June 15, 2022, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.

“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“Farmer Mac Master Note Purchase Agreement Limit” shall be the lesser of (i) the aggregate purchase amount of notes available for purchase at any such time, without regards to whether any such notes have been purchased, pursuant to one or more supplemental note purchase agreements to the Farmer Mac Master Note Purchase Agreement in effect at such time or (ii) $1,000,000,000.
“Farmer Mac Master Note Purchase Agreement Obligations” means notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Domestic Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Fee Letters” means those certain Fee Letters dated September 14, 2022 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“First Amendment Effective Date” means the First Amendment Effective Date as defined in the 2023 Amendment.
“Fitch” means Fitch Ratings, Inc., and its successors.
“Fixed Rate” means, with respect to any Competitive Loan (other than a Term SOFR Competitive Loan), the fixed rate of interest per annum specified by the ~~Lender~~Bank making such Competitive Loan in its related Competitive Bid.

“Fixed Rate Loan” means a Competitive Loan bearing interest at a Fixed Rate.
“Fixed Rate Borrowing” means ~~a~~an Alternate Base Rate Loan. “Fixed Rate Loans” means Term Benchmark Loans.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%.
“Foreclosed Asset” has the meaning set forth in Section 5.12.
“Fronting Fee” has the meaning specified in Section 2.09(d).
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Group of Loans” means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Term Benchmark Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.
“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or lease payments of any other Person or otherwise in any manner assuring the holder of any Indebtedness of, or the obligee under any lease of, any other Person through an agreement, contingent or otherwise, to purchase Indebtedness or the property subject to such lease, or to purchase goods, supplies or services primarily for the purpose of enabling the debtor or obligor to make payment of the Indebtedness or under such lease or of assuring such Person against loss, or to supply funds to or in any other manner invest in the debtor or obligor, or otherwise; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” when used as a verb has a correlative meaning.

(c)    no tenor that has been removed from this definition pursuant to Section 2.07(g) shall be available for specification in such Notice of Borrowing or Notice of Interest Rate Election; and
(d)    any Interest Period of any Term Benchmark Loan included in such Borrowing which would otherwise end after the Maturity Date shall, with respect to such Term Benchmark Loan, end on such Maturity Date;
(2)    with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
(a)    any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and
(b)    any Interest Period of any Base Rate Loan included in such Borrowing which would otherwise end after the Maturity Date shall, with respect to such Base Rate Loan, end on such Maturity Date.
(3)    with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request~~;~~.
“Investments” has the meaning set forth in Section 5.12.
“IRS” means the United States Internal Revenue Service.
~~“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.~~
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any Consolidated Entity of the Borrower) or in favor of any Issuing Bank and relating to any such Letter of Credit.

“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $18,000,000,000.
“Loan” means a Base Rate Loan, a Term Benchmark Loan or a Competitive Loan, made by any Bank pursuant to the terms of the 2025 Facility, or the 2026 Facility, as applicable, and a Swingline Loan made by the Swingline Lender pursuant to the terms of the 2026 Facility and “Loans” means Base Rate Loans, Term Benchmark Loans or Competitive Loans or any combination of the foregoing in each case made hereunder by a Bank~~. As of the Amendment Effective Date, all Euro Dollar Loans have been converted to Term Benchmark Loans.~~ under the 2025 Facility or the 2026 Facility, as applicable, and a Swingline Loan made under the 2026 Facility by the Swingline Lender.
“Margin” means, with respect to any Term SOFR Competitive Loan, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted Term SOFR to determine the rate of interest applicable to such Loan, as specified by the Bank making such Loan in its related Competitive Bid.
“Maturity Date” means with respect to any Loan, the Commitment Termination Date.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.

including the date such change is publicly announced or quoted as being effective.
“Pro Rata Share” means, with respect to each Bank at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the total amount of the Commitments, subject to adjustment as provided in Section 2.19(a)(iv); provided that if the commitment of each Bank to make Revolving Loans and the obligation of each Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Sections 2.10 or 6.01, then the Pro Rata Share of each Bank shall be determined based on the Pro Rata Share of such Bank immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
“Qualified Subordinated Indebtedness” means (i) the Borrower’s 4.75% Subordinated Deferrable Interest Notes due 2043, (ii) the Borrower’s 5.25% Subordinated Deferrable Interest Notes due 2046, (iii) the Borrower’s 5.50% Subordinated Deferrable Interest Notes due 2064 ~~and~~, (iv) the Borrower’s 7.125% Subordinated Deferrable Interest Notes due 2053, and (v) any other subordinated as those contained in the instruments and documents relating to the foregoing Indebtedness or that would be junior to any of the foregoing; provided that such Indebtedness (a) will not mature prior to the Maturity Date and (b) does not require payments of principal prior to the Commitment Termination Date; except pursuant to acceleration or at the option of the Borrower.
“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.
“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.
“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.
“Relevant Rate” means with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate.
“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans (including Competitive Loans) and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
“Revolving Credit Period” means the period from and including the Effective Date to but excluding ~~the~~(x) in the case of any 2025 Commitments, the 2025 Commitment Termination Date and (y) in the case of any 2026 Commitments, the 2026 Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.
“Specified Date” has the meaning set forth in Section 2.22(c).
“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.
“Start-up Investments” has the meaning set forth in Section 5.12.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.
“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P, Baal by Moody’s or BBB+ by Fitch, (y) the long-term secured debt of such Member is rated at least A- by S&P, A3 by Moody’s or A- by Fitch or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P, a financial strength rating of Aaa by Moody’s or a financial strength rating of AAA by Fitch.
“Swingline Borrowing” means a borrowing of a Swingline Loan.

“Swingline Borrowing Request” means a request by the Borrower for a Swingline Loan in accordance with Section 2.23.
“Swingline Lender” means Mizuho Bank, Ltd., in its capacity as lender of Swingline Loans hereunder, or such other Bank as the Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section 2.23; provided that such Bank has agreed to be a Swingline Lender.
“Swingline Loan” means a loan made by a Swingline Lender under the 2026 Facility to the Borrower pursuant to Section 2.23.
“Swingline Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the total amount of the Swingline Lender’s Commitment hereunder. The Swingline Sublimit is part of, and not in addition to, the Commitment.
“Syndication Agent” means JPMorgan Chase Bank, N.A., in its capacity as Syndication Agent hereunder, and its successors in such capacity.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.
“Term Benchmark Loan” means a Committed Loan or Competitive Loan that bears interest at the Adjusted Term SOFR Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, provided, however, that this definition does not include any Loan bearing interest pursuant to clause (c) of the definition of “Alternate Base Rate”.
“Term Benchmark Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Term SOFR Competitive Loan” means a Competitive Loan that bears interest at the Term SOFR Rate.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.
“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.
(b)    If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for that purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Term Benchmark Borrowing” is a Borrowing comprised of Term Benchmark Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a “Revolving Borrowing” is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments and a “Swingline Borrowing” is a Borrowing under Section 2.23. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.23. All Loans and all Borrowings, including with respect to their respective Interest Periods, under the Existing Credit Agreement, if any, are listed on the Existing Commitment Schedule, that are outstanding on the Amendment Effective Date shall become Loans and Borrowings with the same Interest Period under this Agreement.
Section 1.04. Letter of Credit. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the stated face amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed the maximum stated amount of such Letter of Credit after giving effect to all increases or decreases, as applicable, thereof, whether or not such maximum face amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.
Section 1.05. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks (pro rata between the 2025 Banks and 2026 Banks) in accordance with their Pro Rata Share of the Aggregate Commitments until the 2025 Commitment Termination Date, thereafter, all Loans will be made by the 2026 Banks in accordance with their Pro Rata Share until the 2026 Revolving Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d) and subject to Section 2.03, each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03.
(b)    Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of each Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit of such Initial Issuing Bank unless otherwise agreed by such Initial Issuing Bank. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of

Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(c)    Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date. An Issuing Bank shall be under no obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate such Issuing Bank’s internal policies.
(ii)    No Issuing Bank shall be under any obligation to make any L/C Credit Extension if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the First Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the First Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;
(B)    the making of such L/C Credit Extension would violate any Applicable Laws;

Notwithstanding the foregoing, no more than 15 Fixed Rate Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.
Section 2.03. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Revolving Credit Period, the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Credit Exposures including the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request, in the case of a Term Benchmark Borrowing, not later than 12:00 p.m., New York City time, four ~~US~~U.S. Government Securities Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 12:00 p.m., New York City time, one U.S. Government Securities Business Day before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) five Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five U.S. Government Securities Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such Competitive Bid Request shall be made by delivery to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the Borrower (or by telephone if confirmed promptly by such delivery of a written Competitive Bid request). Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:
(i)    the aggregate principal amount of the requested Borrowing;
(ii)    the date of such Borrowing, which shall be a Domestic Business Day;
(iii)    whether such Borrowing is to be a Term Benchmark Borrowing or a Fixed Rate Borrowing;
(iv)    the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term “Interest Period”; and
(v)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.
Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Banks of the details thereof by email or other permitted electronic communication, inviting the Banks to submit Competitive Bids.
(b)    Each Bank may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a ~~Lender~~Bank must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by email or other permitted electronic communication, in the case of a Term SOFR Competitive Borrowing, not later than 10:00 a.m., New York City time, three ~~US~~U.S. Government Securities Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable ~~Lender~~Bank of such rejection as promptly as practicable. A ~~Lender~~Bank may submit multiple bids to the Administrative Agent. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the ~~Lender~~Bank is willing to make, (ii) the Competitive Bid Rate or Rates at which the ~~Lender~~Bank is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof. Subject to Section 2.07, a Competitive Bid submitted by a Bank shall be irrevocable.
(c)    The Administrative Agent shall promptly notify the Borrower by email of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the ~~Lender~~Bank that shall have made such Competitive Bid.
(d)    Subject only to the provisions of this paragraph, the Borrower may in its discretion accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Term SOFR Competitive Borrowing, not later than 11:00 a.m., New York City time, three ~~US~~U.S. Government Securities Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:00 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate principal amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii)

above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.
(e)    The Administrative Agent shall promptly notify each bidding Bank by email or other permitted electronic communication whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.
(f)    If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Bank, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other ~~Lenders~~Banks are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.
Section 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank on the same Domestic Business Day of the contents thereof and of such Bank’s share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.
(b)    Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will thereafter make the funds so received from the Banks available to the Borrower at the Administrative Agent’s aforesaid address, provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any L/C Borrowings made by any Issuing Bank and by any Bank, as the case may be, and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, an amount equal to the aggregate unpaid principal amount of such Bank Party’s Loans and/or L/C Borrowings.
(b)    Each Bank Party that has requested that its Loans and/or L/C Borrowings be evidenced by a Note may, by notice to the Borrower and the Administrative Agent, request that its Loans and/or L/C Borrowings of a particular Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans and/or L/C Borrowings. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans and/or L/C Borrowings of the relevant Type. Each reference in this Agreement to the “Note” of such Bank Party shall be deemed to refer to and include any or all of such Notes, as the context may require.
(c)    Upon the Administrative Agent’s receipt of each Note that was requested by a Bank Party pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank Party. Each Bank Party shall record the date, amount, type and maturity of each Loan and/or L/C Borrowings made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank Party so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan and/or L/C Borrowings then outstanding; provided that the failure of any Bank Party to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank Party is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.
(d)    Any Note evidencing a Loan (as such term is defined in the Existing Credit Agreement) made prior to the Amendment Effective Date may be exchanged upon request of the relevant Bank, made through the Administrative Agent, and simultaneous surrender of such Note to the Borrower through the Administrative Agent in exchange for one or more new Notes evidencing the Loans, respectively, outstanding hereunder, if any, as of the Amendment Effective Date.
Section 2.06. Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.
Section 2.07. Interest Rates. (a) Each Base Rate Loan and each Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Alternative Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, with respect to the principal amount of any Base Rate Loan that continuing when the Borrower delivers notice of such election to the Administrative Agent.
(e)    If any Committed Loan is converted to a different Type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.
Section 2.09. Fees. (a) Facility Fee. Subject to Section 2.19(a)(i), the Borrower shall pay to the Administrative Agent for the account of each Bank facility fees accruing at the Facility Fee Rate under the 2025 Facility or the 2026 Facility on the daily average amount of such Bank’s Commitment (whether used or unused), for the period from and including the Amendment Effective Date to but excluding the date such Bank’s Commitment is terminated; provided that, if such Bank continues to have any Committed Loans outstanding after its Commitment terminates, then such facility fee shall continue to accrue on the daily outstanding principal amount of such Bank’s Committed Loans from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Committed Loans outstanding. Accrued facility fees shall be payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15, and October ~~1~~15 and on the date the Commitment of such Bank is terminated (and, if later, on the date the Loans of such Bank shall be repaid in their entirety); provided that any facility fees accruing after the first anniversary of the Commitment Termination Date shall be payable on demand.
(b)    Agents’ Fees. The Borrower shall pay to the Administrative Agent and the Syndication Agent, each for its own account, one or more fees in such amounts and at such times as has been previously agreed in writing between the Borrower and each of them.
(c)    Letter of Credit Fees. Upon the issuance of each Letter of Credit pursuant to Section 2.01(b) and until termination, cancellation or expiration of such Letter of Credit, subject to Section 2.19(a)(iv), the Borrower agrees to pay to the Administrative Agent for the account of each Bank in accordance with its Pro Rata Share a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to a rate per annum equal to (i) with respect to Standby Letters of Credit, the Term Benchmark Margin in effect from time to time and (ii) with respect to (A) Performance Letters of Credit, (B) Trade Letters of Credit or (C) Back-Up Letters of Credit in support of performance letters of credit or trade letters of credit issued by the Borrower, 50% of the Term Benchmark Margin in effect from time to time, in each case, multiplied by the average daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) during the relevant calendar quarter or portion then ended. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and (ii) subject to Section 2.19(a)(ii), due and payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15 and

October ~~1~~15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Banks, while any payment-related Event of Default exists, all Letter of Credit Fees shall accrue at a rate per annum equal to the Term Benchmark Margin plus 2%.
(d)    Fronting Fee and Documentary and Processing Charges Payable to Issuing Banks, Etc. The Borrower shall pay directly to the relevant Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued hereunder on the average daily maximum amount available to be drawn under such Letter of Credit in an amount to be agreed between the Borrower and the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15 and October ~~1~~15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the First Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the 2023 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Term Benchmark Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of

Base Rate Loans ~~or~~, (ii) upon at least three U.S. Government Securities Business Days’ notice to the Administrative Agent, prepay any Group of Term Benchmark Loans, or (iii) on any Domestic Business Day, upon notice to the Administrative Agent not later than 11:00 a.m. (New York City time) on such Domestic Business Day, prepay any Swingline Loan, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that prior to the Maturity Date with respect to 2025 Loans, all optional prepayments of Loans made pursuant to this paragraph shall be applied to the 2025 Loans and 2026 Loans on a pro rata basis. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans. For the avoidance of doubt, the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Bank thereof.
(b)    [Reserved].
(c)    Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.
Section 2.13. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans or L/C Obligations and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank Party its ratable share of each such payment received by the Administrative Agent for the account of the Bank Parties. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Term Benchmark Loans or Competitive Loans shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day unless such Domestic Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Domestic Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
(b)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Bank Parties hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing ~~the~~either the 2025 Commitments (prior to the 2025 Commitment Termination Date) or the 2026 Commitments or both, so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section 2.17, (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Amendment Effective Date, does not exceed the sum of $500,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (iii) the total aggregate amount of Commitments hereunder does not, at any time, exceed $2,200,000,000.
(b)    Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment Schedule opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks or (y) to the creation of a new Commitment of one or more institutions not then a Bank hereunder; provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Administrative Agent of counterparts of this Agreement, (ii) the Commitment Schedule shall be amended to reflect the Commitment of such new Bank, (iii) if requested by such new Bank, the Borrower shall issue a Note to such new Bank in conformity with the provisions of Section 2.05, (iv) if any Committed Loans are outstanding at the time of the creation of such Commitment of such Bank, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of the creation of such Commitment, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks and (v) if such institution is neither a banking business practices. Immediately upon the making of each L/C Credit Extension, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension (calculated after the Maturity Date with respect to the 2025 Commitments, only by reference to the 2026 Facility).
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for successive one-year terms (each such automatically extending Letter of Credit, an “Auto-Extension Letter of Credit”), except that the last term in each case shall in any event expire not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) or upon notice to such Issuing Bank by the Administrative Agent or the Borrower of an Event of Default pursuant to Section 6.01(i), by giving prior notice to the beneficiary thereof not later than a Domestic Business Day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Banks shall be deemed to have authorized (but may not require) such Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided, however, that such Issuing Bank shall not permit any such extension if such Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.01(c)(i), or otherwise), or it has received notice (which may be by telephone or in writing) on or before the day that is five Domestic Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Banks have elected not to permit such extension or from the Administrative Agent or any Bank that one or more of the applicable conditions specified in Section 3.03 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.
(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
(l)    Replacement or Addition of Issuing Bank. An Issuing Bank may be replaced or added at any time by written agreement among the Borrower, the Administrative Agent (unless, in the case of the replacement of an Issuing Bank, the successor Issuing Bank is a Bank and, if applicable, such agreement not to be unreasonably withheld, conditioned or delayed) and the successor or additional Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
~~Section 2.21. [Reserved]~~
(m)    Reallocation of Risk Participations. On the 2025 Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2025 Commitment Termination Date, and all obligations to make Loans or reimburse the relevant Issuing Bank for any amount drawn under such Letters of Credit, shall be reallocated to the 2026 Banks in accordance with their Pro Rata Share of the 2026 Facility; provided that (i) no such reallocation shall occur if any Default or Event of Default shall have occurred and be continuing (and each 2025 Bank shall continue to be entitled to its Pro Rata Share of the Letter of Credit Fees) and (ii) such reallocation shall only be effected to the extent that it would not result in the 2026 Credit Exposure of any 2026 Bank exceeding such Bank’s 2026 Commitments (and any portion of the risk participation or other obligation not reallocated as a result of this clause (ii) shall terminate on the 2025 Commitment Termination Date).
Section 2.21. 2025 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2025 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2025 Bank, the Borrower is hereby permitted to consummate from time to time transactions with individual 2025 Banks that accept such 2025 Conversion Offer to convert all (but not less than all) of such accepting 2025 Bank’s 2025 Commitment and 2025 Credit Exposure to an equal principal amount of a 2026 Commitment and 2026 Credit Exposure (a “2025 Conversion”). Upon the effectiveness of any such 2025 Conversion, (i) such accepting 2025 Bank shall become a 2026 Bank, (ii) such accepting 2025 Bank’s 2025 Commitments shall become 2026 Commitments in an aggregate principal amount equal to such accepting 2025 Bank’s 2025 Commitments and (iii) such accepting 2025 Bank’s 2025 Credit Exposure shall become a 2026 Credit Exposure in an aggregate principal amount equal to such accepting 2025 Bank’s 2025 Credit Exposure. In connection with any 2025 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such conversion), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section.
Section 2.22. Extension of Commitment Termination Date. (a) The Borrower may, at any one time in any calendar year, by notice to the Administrative Agent (which shall promptly notify the Banks) not ~~earlier than 45 days prior to any anniversary of November 28, 2022 (each, an “Anniversary Date”) but no~~ later than 30 days prior to ~~any such Anniversary~~the proposed Extension Date (as defined below), and on not more than one occasion following the First Amendment Effective Date, request that each 2026 Bank extend such 2026 Bank’s 2026 Commitment Termination Date for an additional one year after the 2026 Commitment Termination Date then in effect for such 2026 Bank hereunder (the “Existing Commitment Termination Date”); provided, however, that the ~~Borrower may request no~~Extended Commitment Termination Date shall not be more than ~~two extensions pursuant to this Section~~three (3) years later than the applicable Extension Date.
(b)    In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each 2026 Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable ~~Anniversary~~Extension Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable ~~Anniversary~~Extension Date, advise the Administrative Agent whether or not such 2026 Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any 2026 Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank.

The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.
(c)    The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable ~~Anniversary~~Extension Date, or, if such date is not a Domestic Business Day, on the next preceding Business Day (the “Specified Date”).
(d)    The Borrower shall have the right on or before the fifth Domestic Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing 2026 Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing 2026 Banks shall have the right to increase their Commitments up to the amount of the Non-Extending Banks’ Commitments before the Borrower shall have the right to substitute any other Person for any Non-Extending Bank.
(e)    If (and only if) the aggregate amount of the Commitments of the Banks that have agreed to extend their Existing Commitment Termination Dates plus the aggregate additional Commitments of the Additional Commitment Banks shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Extension Date, the Existing Commitment Termination Date of each 2026 Bank agreeing to an extension and of each Additional Commitment Bank shall be extended to the date that is one year after the Existing Commitment Termination Date, and each Additional Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.
(f)    Notwithstanding the foregoing, the extension of any 2026 Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(g)    Subject to subsection (e) above, the Commitment of any Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i) automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any anniversary of November 28, 2022 (each, an “Anniversary Date”) occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.
Section 2.23. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance on the agreements of the 2026 Banks set forth in this Section, will make Swingline Loans to the Borrower from time to time on any Domestic Business Day, in an aggregate principal amount that will not result in (i) the Credit Exposure of any 2026 Bank exceeding its Commitment, (ii) the total 2026 Credit Exposures exceeding the total 2026 Commitments or (iii) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit; provided, further, that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    Each Swingline Borrowing shall be made upon the Borrower’s notice to the Swingline Lender and the Administrative Agent. Each such notice shall be in the form of a written Swingline Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone (if promptly confirmed in writing by delivery of such a written Swingline Borrowing Request consistent with such telephonic notice) and must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the requested Swingline Borrowing, and such notice shall specify (i) the amount to be borrowed, which shall be in a minimum of $5,000,000 or a larger multiple of $1,000,000, and (ii) the date of such Swingline Borrowing (which shall be a Domestic Business Day). Subject to the terms and conditions set forth herein, such Swingline Lender shall make each Swingline Loan available to the Borrower by credit to the Borrower’s account with such Swingline Lender or by wire transfer in accordance with instructions provided to (and reasonably acceptable to) the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Credit Extension as provided in Section 2.01(c), by remittance to the respective Issuing Bank), not later than 3:00 p.m. (New York City time) on the requested date of such Swingline Loan.
(c)    (i) Immediately upon the making of a Swingline Loan by the Swingline Lender, and without any further action on the part of the Swingline Lender or the 2026 Banks, the Swingline Lender hereby grants to each Lender, and each 2026 Bank hereby acquires from the Swingline Lender, a participation in such Swingline Loan equal to such 2026 Bank’s Pro Rata Share of the amount of such Swingline Loan. The Swingline Lender may, by written notice given to the Administrative Agent not later than 1:00 p.m. (New York City time), on any Domestic Business Day, require the 2026 Banks to fund participations on the Domestic Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which 2026 Banks will fund such participations. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each 2026 Bank, specifying in such notice such 2026 Bank’s Pro Rata Share of each such Swingline Loan. Each 2026 Bank hereby absolutely, unconditionally and irrevocably agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for the account of the Swingline Lender, such 2026 Bank’s Pro Rata Share of each such Swingline Loan. Each 2026 Bank acknowledges and agrees that its obligation to acquire and fund participations in Swingline Loans pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(ii).    The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan funded pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan made by the Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the 2026 Banks that shall have made their payments pursuant to the preceding paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
(d)    The Swingline Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the 2026 Banks and the Borrower. After the resignation of a Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such resignation, but shall not be required to make any additional Swingline Loans.
ARTICLE 3
Conditions
Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

Section 3.02. [Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing ~~and~~, the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) and the obligation of the Swingline Lender to make a Swingline Loan on the occasion of any Swingline Borrowing is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 15, 2022 and the First Amendment Effective Date shall have occurred on or prior to November 20, 2023;
(b)    receipt by the Administrative Agent of a Notice of Borrowing or a Swingline Borrowing Request, as applicable, as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;
(d)    Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing ~~or~~, L/C Credit Extension or Swingline Borrowing, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the First Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing ~~or~~, L/C Credit Extension or Swingline Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.
ARTICLE 4
Representations And Warranties
The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans or L/C Credit Extensions:
Section 4.01. Corporate Existence, Power and Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower and its Consolidated Entities, taken as a whole. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the Notes. This Agreement has been, and the Notes when executed and delivered

Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;
(iii)    with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;
(iv)    promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P, Moody’s or Fitch, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and
(v)    with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.
Reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 shall be deemed to have been delivered on the date on which the Borrower posts such reports or financial information on the Borrower’s website (www.nrucfc.org) or at such other website as may be notified to the Administrative Agent and the Banks or when such reports or financial information are posted on the SEC’s website at www.sec.gov; provided, that the Borrower shall ~~notify the Administrative Agent of any such posting; and provided further that the Borrower shall~~ deliver paper copies of the reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 to the Administrative Agent, if so requested by any Bank to the Administrative Agent, until written notice to cease delivering such paper copies is given by such Bank to the Administrative Agent.
Section 5.04. Default Certificates. Concurrently with each financial statement delivered to the Administrative Agent pursuant to clauses (i) and (ii) of Section 5.03(b), the Borrower will furnish to the Administrative Agent a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the Vice President, Capital Markets Relations, an Assistant Secretary-Treasurer or the Controller of the Borrower to the effect that the review of the activities of the Borrower during such year or the portion thereof covered by such financial statement and of the performance of the Borrower under this Agreement has been made under his or her supervision and that to the best of his or her knowledge,

Borrower, such Subsidiary, such member of the ERISA Group or the plan administrator with the PBGC with respect thereto.
Section 5.07. Payment of Charges. The Borrower will, and will cause each Subsidiary to, duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, prior to the date on which material penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith by appropriate proceedings or unless the failure to do so will not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities, taken as a whole; and (ii) all lawful claims, including, without limitation, claims for labor, materials, supplies or services, which might or could, if unpaid, become a Lien upon such property or assets, unless and to the extent only that the validity or the amount thereof is being contested in good faith by appropriate proceedings or unless the failure to do so will not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities, taken as a whole.
Section 5.08. Inspection of Books and Assets. The Borrower will, and will cause each Subsidiary to, permit any representative of any Bank Party (or any agent or nominee of such Bank) to visit and inspect any of the property of the Borrower or such Subsidiary, to examine the books of record and account of the Borrower or such Subsidiary and to discuss the affairs, finances and accounts of the Borrower or such Subsidiary with the officers and independent public accountants of the Borrower or such Subsidiary, all at such reasonable times and as often as such Bank may reasonably request, provided that such request shall be limited to two per fiscal year unless an Event of Default has occurred and is continuing.
Section 5.09. Indebtedness. (a) The Borrower will not, and will not permit any of its Consolidated Entities (other than Rural Telephone Finance Cooperative and National Cooperative Services Corporation) to, incur, assume or Guarantee any Superior Indebtedness, or make any optional prepayment on any Members’ Subordinated Certificate; provided that (i) subject to the provisions of Section 5.12, any such Subsidiary may incur Superior Indebtedness owing to the Borrower or assume or Guarantee Indebtedness of any Person (other than the Borrower or any of its Subsidiaries) owing to the Borrower and (ii) the Borrower may incur, assume or Guarantee Superior Indebtedness or make optional prepayments on Members’ Subordinated Certificates if, after giving effect to any such action specified above in this clause (ii), on the date of such incurrence, assumption or Guarantee or making of such optional prepayment (the “Determination Date”) the aggregate principal amount of Superior Indebtedness then outstanding would not exceed ten times the sum of (a) the aggregate principal amount of Members’ Subordinated Certificates outstanding on the Determination Date, (b) the aggregate amount of the line item “total equity” shown on the consolidated balance sheet of the Borrower and its Consolidated specified in clauses (a) and (b) above, shall occur automatically without the giving of any such notice.
Section 6.02. Actions In Respect Of Letters Of Credit Upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Banks, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, subject to Section 2.20(e) and after giving effect to ~~Section~~ Section 2.19(a)(iv) and any Cash Collateral provided by the Defaulting Bank, make demand upon the Borrower to, and forthwith upon demand the Borrower will, Cash Collateralize, for deposit in the Cash Collateral Account, an amount equal to the Outstanding Amount of all L/C Obligations. Subject to ~~Section~~ Section 2.19(a)(iv) and 2.20(e), if at any time the Administrative Agent determines that any Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Bank Parties or that the Cash Collateral is less than the Outstanding Amount of all L/C Obligations, the Borrower, and to the extent provided by any Bank, such Bank will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent additional Cash Collateral to be deposited and held in the Cash Collateral Account, in an amount equal to the excess of (a) such aggregate Outstanding Amount of all L/C Obligations over (b) the total amount of Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim.
Section 6.03. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01(e) promptly upon being requested to do so by any Bank Party and shall thereupon notify all the Bank Parties thereof.
ARTICLE 7
The Administrative Agent
Section 7.01. Appointment and Authorization. Each Bank Party irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.
Section 7.02. Administrative Agent and Affiliates. Mizuho Bank, Ltd. shall have the same rights and powers under this Agreement as any other Bank Party and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Mizuho Bank, Ltd. its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower, as if it were not the Administrative Agent hereunder.
Section 7.03. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be

Documents, or any action taken or omitted by such Issuing Bank under the Existing Credit Agreement or this Agreement, the Notes or the Issuer Documents (including the issuance or transfer of, or payment or failure to pay under, any Letter of Credit); provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly and primarily from such Issuing Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Notwithstanding the foregoing, no Bank shall be liable for any special, indirect, consequential or punitive damages arising out of the Existing Credit Agreement or this Agreement; provided that, nothing in this Section 7.06 shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee (as defined below), as provided in Section 9.03(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Without limitation of the foregoing, each Bank agrees to reimburse such Issuing Bank promptly upon demand for its Pro Rata Share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 9.03, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower in accordance with the Existing Credit Agreement or this Agreement.
Section 7.07. Credit Decision. Each Bank Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Additionally, each Bank and each Issuing Bank represents and warrants that (i) the Agreement sets forth the terms of a commercial lending facility, (ii) in participating as a Bank, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Bank or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Bank and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), and (iii) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Bank or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Section 7.08. Successor Administrative Agent. The Administrative Agent may, upon giving 5 Domestic Business Days prior written notice to the Borrower, and for so long as long as no Event of Default has occurred and is continuing, at the request of the Borrower, shall, resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower shall have the right, with the consent of the Required Banks, such consent not to be unreasonably withheld, conditioned or delayed, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Borrower, and shall have accepted such appointment, within 15 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Bank Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.
Section 7.09. Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable.
(a)    Nothing in this Agreement shall impose upon the Co-Documentation Agents, the Syndication Agent or the Co-Lead Arrangers, each in such capacity, any duties or responsibilities whatsoever.
(b)    IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY CO-DOCUMENTATION AGENT, THE SYNDICATION AGENT. CO-LEAD ARRANGERS OR ANY OF THEIR RESPECTIVE RELATED PARTIES HAVE ANY LIABILITY TO, ANY BANK, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET.
Section 7.10. Calculations. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Bank to whom payment was due but not made shall be to recover from the other Banks any payment in excess of the amount to which they are determined to be entitled or, if satisfaction or discharge of all Obligations (or any portion thereof) under this Agreement.
ARTICLE 8
Change In Circumstances
Section 8.01. [Reserved]
Section 8.02. Illegality. If any Bank determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Bank or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Bank to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Banks to make Term Benchmark Loans, and any right of the Borrower to continue Term Benchmark Loans or to convert Base Rate Loans to Term Benchmark Loans, shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until each affected Bank notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Bank (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term Benchmark Loans to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”), on the last day of the Interest Period therefor, if all affected ~~Lenders~~Banks may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if any Bank may not lawfully continue to maintain such Term Benchmark Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to this Agreement.
Section 8.03. Increased Cost and Reduced Return. (a) If on or after the Effective Date, in the case of any Committed Loan or L/C Credit Extension or any obligation to make or participate in Committed Loans or L/C Credit Extensions, any Change in Law shall:
(i)    impose on any Bank Party any other condition, cost or expense affecting this Agreement or Fixed Rate Loans made by such Bank Party or participation therein; or

the Borrower’s receipt of the certificate referenced in clause (c) pay to each Bank Party on demand such additional amounts as are necessary to compensate for the increased cost to such Bank Party as a result of any Change in Law or (ii) convert such Bank Party’s Loans so affected by such Change in Law to a Base Rate Loan and pay any related breakage costs pursuant to Section 2.14 and any accrued increased costs pursuant to this Section 8.03. In determining such amount, such Bank Party will act reasonably and in good faith (and not on an arbitrary or capricious basis) and will use averaging and attribution methods which are reasonable, and such Bank Party will pass such costs on to the Borrower only if such costs are passed on in a similar manner by such Bank Party to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 8.03(b)), as determined by such Bank Party in its reasonable discretion. Each Bank Party’s determination of compensation shall be conclusive if made in accordance with this provision. Each Bank Party, upon determining that any increased costs will be payable pursuant to this Section 8.03(b), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Borrower’s obligations to pay increased costs pursuant to this Section 8.03(b).
(c)    Each Bank Party will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank Party, be otherwise disadvantageous to such Bank Party. The Borrower hereby agrees to pay the reasonable costs and expenses incurred by such Bank Party in connection with any such designation. A Bank Party claiming compensation under this Section shall furnish a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Bank Party may use any reasonable averaging and attribution methods.
(d)    Failure or delay on the part of any Bank Party to demand compensation pursuant to this Section 8.03 shall not constitute a waiver of such Bank Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Bank Party pursuant to this Section 8.03 for any increased costs or reductions incurred more than ~~six months~~90 days prior to the date that such Bank Party notifies the Borrower and the Administrative Agent of the Change in Law giving rise to such increased costs or reductions and of such Bank Party’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions are retroactive, then the ~~six months~~90 day period referred to above shall be extended to include the period of retroactive effect thereof.

or (d) of such certification shall be provided upon written notice given by the Borrower to the Administrative Agent.
Section 9.02. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall pay (i) all documented reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of ~~special~~ counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all documented reasonable out-of-pocket expenses incurred by the Administrative Agent or any Bank, including reasonable fees and disbursements incurred by counsel or in-house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank Party against any transfer Taxes, documentary Taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the Notes and any and all liabilities with respect to or resulting from any delay or omission (unless solely attributable to such Bank) to pay such Taxes. This Section 9.03(a) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.
(b)    The Borrower agrees to indemnify each Bank Party, their respective affiliates and the respective directors, officers and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs, claims, demands and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee (or by the Administrative Agent in connection with its actions as Administrative Agent hereunder) in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence, willful misconduct or unlawful conduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.
Section 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest then due with respect to any Loans made by it which is greater than the proportion received by any relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.
Section 9.08. Governing Law. (a) This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York.
(b)    The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
(c)    The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or the keeping of records in electronic form (“Electronic Signatures”), each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act; provided, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (6) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Banks the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and any other loan documentation shall have the same legal effect, validity and enforceability as any paper original, (b) the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Agreement and any other loan documentation in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement and such other loan documentation, respectively, including with respect to any signature pages thereto and (d) waives any claim against any Bank for any liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 9.10. Several Obligations. The obligations of the Bank Parties hereunder are several. Neither the failure of any Bank Party to carry out its obligations hereunder nor of this Agreement to be duly authorized, executed and delivery by any Bank Party shall relieve any other Bank Party of its obligations hereunder (or affect the rights hereunder of such other Bank). No Bank Party shall be responsible for the obligations of, or any action taken or omitted by, any other Bank Party hereunder.
Section 9.11. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 9.12. Confidentiality. The Administrative Agent and each Bank Party represent that they will maintain the confidentiality of any written or oral information provided by or on behalf of the Borrower or any of its Consolidated Entities (hereinafter collectively called “Confidential Information”), subject to the Administrative Agent’s and each Bank’s (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws or regulations or from a regulatory authority (including any self-regulatory authority such as the National Association of Insurance Commissioners) or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, auditors, counsel and other professional advisors, and its employees, officers and directors, and to other Bank Parties (it being understood that such Persons shall be informed of the confidential nature of such information and instructed to keep it confidential), (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Bank Parties and the Borrower or any of its Subsidiaries and affiliates, (d) right to provide such information to Participants, prospective Participants to which sales of participating interests are permitted pursuant to Section 9.06(b) and prospective Assignees to which assignments of interests are permitted pursuant to Section 9.06(c) if such Participant, prospective Participant or prospective Assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, ~~and~~(e) right to disclose such Confidential Information to any actual or potential insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage and (f) right to disclose Confidential Information to its affiliates if such affiliate agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section. Notwithstanding the foregoing, any such information supplied to a Bank Party, Participant, prospective Participant or prospective Assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge other than as a result of a breach of this Section by such Person.
Section 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO

AGENT SCHEDULE
Institution    Title
Mizuho Bank, Ltd.    Administrative Agent
JPMorgan Chase Bank, N.A.    Syndication Agent
PNC Bank, National Association    Co-Documentation Agent
~~The~~Royal Bank of ~~Nova Scotia~~Canada    Co-Documentation Agent
~~Royal~~Truist Bank ~~of Canada~~    Co-Documentation Agent
U.S. Bank National Association    Co-Documentation Agent
Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the First Amendment Effective Date	Loans Outstanding on the First Amendment Effective Date

Bank	$150,000,000.00	$0

Mizuho Bank Ltd.	$150,000,000.00	$0

JPMorgan Chase Bank, N.A.	$150,000,000.00	$0

PNC Bank, National Association	$150,000,000.00	$0

Royal Bank of Canada	$150,000,000.00	$0

The Bank of Nova Scotia	$150,000,000.00	$0

Truist Bank	$125,000,000.00	$0

U.S. Bank National Association	$125,000,000.00	$0

MUFG Bank, Ltd.	$100,000,000.00	$0

Regions Bank	$75,000,000.00	$0

KeyBank National Association	$70,000,000.00	$0

Total	$1,245,000,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE
Commitment Schedule

2025 Banks The Bank of Novia Scotia	Commitment $150,000,000.00
Total:	$150,000,000
~~Bank~~2026 Banks	Commitment
Mizuho Bank Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
~~The Bank of Novia Socita~~	~~$150,000,000.00~~
JPMorgan Chase Bank, N.A.	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
U.S. Bank National Association	$~~125,000,000.00~~15 0,000,000.00
Truist Bank	$150,000,000.00
~~Truist~~Regions Bank	$125,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
~~Regions Bank~~	~~$75,000,000.00~~
KeyBank National Association	$70,000,000.00

Total:	$~~1,245,000,000.00~~1 ,195,000,000

Commitment Schedule

EXISTING LETTERS OF CREDIT
~~L/C# TFTX-374881 – Deseret Generation & Transmission Cooperative~~
~~Beneficiary: Rockwood Casualty Insurance Company~~
~~Amount: $2,000,000~~
~~Effective Date: October 16, 2012~~
~~Expiration Date: December 31, 2022~~
None.
~~L/C# SLCLSTL13035 – Valley Energy, Inc.~~
~~Beneficiary: Castleton Commodities Merchant Trading L.P.~~
~~Amount: $700,000~~
~~Effective Date: July 5, 2022~~
~~Expiration Date: May 31, 2023~~

~~Pricing Schedule~~ Existing Letters of Credit

PRICING SCHEDULE
The “Term Benchmark Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date, for each of the 2025 Facility and 2026 Facility.

Status	Level I	Level II	Level III	Level IV	Level V
Term Benchmark Margin	0.5750%	0.6900%	0.8000%	0.9000%	0.9750%
Base Rate Margin	0%	0%	0%	0%	0%
Facility Fee Rate	0.0500%	0.0600%	0.0750%	0.1000%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:
“Fitch” means Fitch Ratings, Inc. and its successors.
“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P, Aa3 or higher by Moody’s or AA- or higher by Fitch.
“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P, A1 or higher by Moody’s or A+ or higher by Fitch, and (ii) Level I Status does not exist.
“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P, A2 or higher by Moody’s or A or higher by Fitch, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P, A3 or higher by Moody’s or A- or higher by Fitch, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.
“Moody’s” means Moody’s Investors Services, Inc. “Rating Agencies” means each of S&P, Moody’s and Fitch.
“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.

Pricing Schedule
~~Signature Page to 2025 Facility~~

EXHIBIT A
FORM OF NOTE
New York, New York    [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of $[_________] ($_________), or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mizuho Bank, Ltd., Harborside Financial Center,1800 Plaza Ten, Jersey City, New Jersey 07311 Attn: Dina Kalnitsky, Loan Administration, Americas Business Operations Department, Email: Dina.kalnitsky@mizuhogroup.com; lau_agent@mizuhocbus.com.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note
A-1

EXHIBIT C
OPINION OF GENERAL COUNSEL OF THE BORROWER
~~October~~November 20, ~~2022~~2023
To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o Mizuho Bank, Ltd.
Harborside Financial Center
1800 Plaza Ten
Jersey City, New Jersey 07311
Ladies and Gentlemen:
Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 ~~(the “Amended and Restated Revolving Credit~~as amended by Amendment No. 1 (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia, and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, and (ii) that certain Amendment No. 1 dated as of November 20, 2023 (“Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents. I, Nathan Howard, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section ~~3.01~~7(~~c~~b) of the ~~Amended and Restated Revolving Credit Agreement~~Amendment No. 1. Terms defined in the ~~Amended and Restated Revolving Credit~~Extended Agreement are used herein as therein defined.
I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.
Upon the basis of the foregoing, I am of the opinion that:
1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.
2.    The Borrower has the corporate power and authority to execute, ~~deliver and carry out the terms and provisions of the Amended and Restated Revolving Credit Agreement~~ and deliver the Amendment No. 1 and each of the Notes dated the date hereof (the “Subject Notes”)~~. The Amended and Restated Revolving Credit Agreement~~ and carry out the terms and provisions of the Amendment No.1, the Extended Agreement and the Subject Notes. The Amendment No. 1 and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.2
3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the ~~Amended and Restated Revolving Credit~~Extended Agreement or the Subject Notes.
4.    No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, or delivery by the Borrower of the Amendment No.1 or the Subject Notes or performance by the Borrower of the ~~Amended and Restated Revolving Credit~~Amendment No. 1, the Extended Agreement or the Subject Notes.
5.    The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
6.    ~~6.~~    Neither the Borrower nor any Consolidated Entity is in default in any material respect under any material agreement or other instrument

2 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations.

to which it is a party or by which it or its property or assets is bound. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the ~~Amended and Restated Revolving Credit Agreement~~Amendment No. 1 or the Subject Notes, nor the consummation of any of the transactions therein contemplated or in the Extended Agreement, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any material breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Subject Notes.
7.    The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in any Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provisions of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the ~~Amended and Restated Revolving Credit~~Extended Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.
8.    Set forth on Annex A attached hereto is a true, correct and complete list of all of the Borrower’s Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower’s ownership of each such Subsidiary and Joint Venture.
9.    The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt from payment of Federal income tax under

EXHIBIT D
ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of    , 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and MIZUHO BANK, LTD., as Administrative Agent (the “Agent”).
W I T N E S S E T H
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank (the “Agent”), and JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $________________;
WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $____________ are outstanding at the date hereof; and
WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $___________ (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans and/or L/C Obligations made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.
SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.
SECTION 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of [the Borrower,] the Administrative Agent and the Issuing Bank pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement [by the Borrower,] the Administrative Agent and the Issuing Bank is evidence of this consent. Pursuant to Section 9.06(c) of the Credit Agreement, if requested by the Assignee, the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.
SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial position, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial position of the Borrower. The Assignee represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Amount and either it, or the Person exercising discretion in making its decision to acquire the Assigned Amount, is experienced in acquiring assets of such type. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 7.07 of the Credit Agreement, including that the Credit Agreement sets out the terms of a commercial lending facility.
SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.
[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:
Name:
Title:

MIZUHO BANK, LTD. as
Administrative Agent

By:
Name:
Title:

EXHIBIT E-1
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF BANK PARTY]

By:
Name:
Title:
E-1-1

EXHIBIT E-2
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
E-2-1

EXHIBIT E-3
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
    Name:
    Title:

Date: _________, 20[ ]

E-3-1

EXHIBIT E-4
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
E-4-1

EXHIBIT F
FORM OF NOTICE OF SWINGLINE
BORROWING

TO:     Mizuho Bank, Ltd. (“Mizuho” or “you”), as Administrative Agent and Swingline Lender (each, here and hereafter as defined in the Amended and Restated Revolving Credit Agreement (as defined below)).
FROM:
National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”, “we” or “us”).
DATE:
RE:    _______________, 20 .

That certain Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Amended and Restated Credit Agreement”), by and among the Borrower, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), the Banks (as defined therein) from time to time party thereto, and Mizuho, as Administrative Agent, Swingline Lender and Initial Issuing Bank (each, as defined therein). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Amended and Restated Revolving Credit Agreement.

______________________________________________________________

Ladies and Gentlemen:
This Notice of Swingline Borrowing (this “Notice”) constitutes a
Notice of Swingline Borrowing. The Borrower hereby irrevocably requests a Borrowing of a Swingline Loan pursuant to Section 2.23(a) of
F-1

the Amended and Restated Revolving Credit Agreement, and, in connection therewith, the Borrower specifies the following information with respect to the Borrowing of a Swingline Loan irrevocably requested hereby:
(A)    Aggregate principal amount of Swingline Loan:
        $ .
        3

(B)    Date of Borrowing of a Swingline Loan:
    ________________, 20____.4
(C)    Type of Swingline Loans comprising such Borrowing of a Swingline Loan: Base Rate Loans.
(D)    The proceeds of Borrowing of a Swingline Loan are to be disbursed pursuant to the wiring instructions set forth below:
Bank:
ABA Number:                  Account Name:      Account Number:
The Borrower hereby represents and warrants that the conditions set forth in Section 3.03 of the Amended and Restated Revolving Credit Agreement shall be satisfied on, and as of, the date of such Borrowing.
Delivery of an executed counterpart of a signature page of this Notice by fax transmission or other electronic mail transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed original counterpart of this Notice.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

3 Which must not be less than $5,000,000 or, if greater, in a larger multiple of $1,000,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower.
4 This Notice must be delivered prior to 1:00 p.m. (New York City time) on the date (which must be a Domestic Business Day) of the requested Swingline Borrowing.

IN WITNESS WHEREOF, the Borrower has caused this Notice to be duly executed and delivered by its below duly authorized Responsible Officer as of the day and year first written above.

BORROWER:    NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

By:
Name:
Title:

[Signature Page Ends]

~~E-4-3~~